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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 24, 2001


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


           Maryland                    1-12002                  23-2715194
       (State or other               (Commission             (I.R.S. Employer
jurisdiction of incorporation)       File Number)           Identification No.)


                            20 Soundview Marketplace
                            Port Washington, New York             11050
                   (Address of principal executive offices)     (Zip Code)


                                 (516) 767-8830
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)
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ITEM 5. Other Events

On August 24, 2001, the Registrant issued a press release discussing the impact of the recently announced Ames Department Stores, Inc. Chapter 11 bankruptcy filing.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

99.1 Press release, dated August 24, 2001


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ACADIA REALTY TRUST
                                  (Registrant)


Date: August 24, 2001          By: /s/ Kenneth F. Bernstein

                                   Name: Kenneth F. Bernstein
                                   Title: Chief Executive Officer and President










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